                                                                   Exhibit 10.19

                           LOAN AND PLEDGE AGREEMENT
                           -------------------------

          This LOAN AND PLEDGE AGREEMENT (this "Agreement") is made as of May 14, 1999, by and among E2Enet.com, Inc., a Delaware corporation (formerly, IRONBOUND PARTNERS, LLC), a Delaware limited liability company (the "Company"), and Jonathan J. Ledecky ("LEDECKY").

                                    Recital
                                    -------

          1. The Company has requested Ledecky to lend it up to $10 million and Ledecky is willing to provide the loan, which loan is to be evidenced by an Amended and Restated Promissory Note secured by a pledge of the capital stock of certain Internet-related companies and businesses in which the Company has invested or will invest using the proceeds of such loans, all subject to the terms and conditions stated herein.


                                   Agreement
                                   ---------

          In consideration of the agreements and covenants contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          Section 1.  Terms of the Loans
                      ------------------

          1.1. The Loans.  Ledecky agrees, on the terms and conditions
               ---------
hereinafter set forth, to make loans to the Company in the aggregate principal amount of Ten Million Dollars ($10,000,000) (the "Loans"). The Loans shall be disbursed to the Company on an "as required" basis pursuant to requests by the Company for same. The proceeds of the Loans shall be used by the Company for the funding of the Company's start-up phase, to enable the Company to make certain investments in Internet-related companies and businesses, and for general working capital purposes.

          1.2. The Note.  The Loans shall be evidenced by an Amended and
               --------
Restated Promissory Note dated the date hereof (the "Note"), representing the obligation of the Company to repay the Loans, together with interest thereon. The Note shall effectively amend and restate that certain $500,000 Promissory Note which the Company's predecessor in interest by merger, Ironbound, issued effective as of December 23, 1998, to Ledecky. A form of the Note is attached hereto as Exhibit A. The Company authorizes Ledecky to endorse the date and
          ---------
amount of the Loans and any prepayment on the schedule annexed to and constituting a part of the Note, which endorsement shall constitute prima facia evidence of the accuracy of the information, in the absence of manifest error. The failure to record any such amount or any error in recording shall not, however, limit or otherwise affect the obligations of the Company to repay the principal amount of the Loans together with all interest accruing thereon.

          1.3. Repayment of Principal.  Subject to Section 1.5, the principal
               ----------------------              -----------
amount of the Loans shall be repaid to Ledecky on the earlier of (i) five (5) business days following the date on which the Company's Registration Statement filed in connection with its proposed initial public offering is declared effective by the Securities and Exchange Commission, (ii) December 31, 1999 and
(iii) demand by Ledecky (the "Termination Date"); provided, however, the Company may prepay the Loan, in whole or part, at any time without penalty or premium. All payments of principal and interest shall be made in U.S. Dollars and payable by check mailed to the following address (unless the Company is otherwise notified in writing by Ledecky): Jonathan J. Ledecky, 800 Connecticut Avenue, N.W., Suite 1111, Washington, DC 20006.

          1.4. Interest.  Interest shall accrue on an annual compounded basis on
               --------
the unpaid principal amount of the Loans at the Prime Rate as established from time to time during the term hereof by J.P. Morgan & Co. (the "Interest Rate"). All computations of interest shall be made on the basis of a three hundred and sixty-five (365) day year.

          1.5. Best Efforts.  The Company agrees to use its best efforts
               ------------
(including without limitation the sale of assets or refinancing the Loans) to repay the principal amount of the Loans in full, together with all accrued and unpaid interest, on or prior to the Termination Date.

          1.6. Penalty Interest.  Any amount due hereunder which is not paid
               ----------------
when due shall bear interest thereafter at a rate per annum equal to the Interest Rate plus two percent (2%), payable on demand.

          1.7. Interest Rate Limitation.  Notwithstanding any provisions of this
               ------------------------
Agreement, the Note or the Collateral Agreements (as defined in Section 3.2
                                                                -----------
below) in no event shall the amount of interest paid or agreed to be paid by the Company exceed an amount computed at the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or the Note at the time performance of such provision shall be due, shall involve exceeding the interest rate limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then the obligations to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under applicable law, and if for any reason whatsoever Ledecky shall ever receive as interest an amount which would be deemed unlawful under such applicable law such interest shall be automatically applied to the payment of principal of the Note outstanding hereunder (whether or not then due and payable), without prepayment charge, premium or penalty, and not to the payment of interest, or shall be refunded to the Company if such principal and all other obligations of the Company to Ledecky have been paid in full.

          Section 2.  Conditions Precedent
                      --------------------

          2.1. Documents Required for Closing.  The obligation of Ledecky to
               ------------------------------
make the Loans is subject to the conditions precedent that the Company shall have delivered to Ledecky prior to the disbursement of the Loans the following:

               (a) This Agreement.  This Agreement, duly executed by an
                   --------------
authorized officer of the Company and Ledecky.

               (b) The Note.  The Note, duly executed by an authorized officer
                   --------
of the Company.

               (c) Additional Matters.  All other documents in connection with
                   ------------------
the transactions contemplated hereby reasonably requested by Ledecky.


          Section 3.  Pledge and Security Agreements
                      ------------------------------

          3.1. Security Interest and Pledge.  As security for the prompt and
               ----------------------------
complete satisfaction of all obligations of the Company under this Agreement and the Note, whether for principal, interest, expenses or otherwise, the Company hereby grants, transfers and assigns and pledges to Ledecky all of its respective right, title and interest in and grants Ledecky a security interest in the shares of capital stock of those certain Internet-related companies and businesses in which the Company has invested using the proceeds of the Loans, as such shares are described on Schedule 1 attached hereto and as Schedule 1 is
                             ----------
amended from time to time as additional Loans and investments occur (the "Pledged Shares").

          3.2  Delivery of Pledged Shares.  Upon the execution of this
               --------------------------
Agreement, Company shall deliver to Ledecky the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to Ledecky.

          3.3  Voting Rights; Cash Dividends.  Notwithstanding anything to the
               -----------------------------
contrary contained herein, during the term of this Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, the Company shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, the Company shall no longer be able to vote the Pledged Shares and Ledecky shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

          3.4  Stock Dividends; Distributions, etc.  If, while this Agreement is
               ------------------------------------
in effect, the Company becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), the Company shall accept such securities or other property on behalf of and for the benefit of Ledecky as additional security for the Company's obligations under the Note and shall promptly deliver such additional security to Ledecky together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

          3.5  Default.  If the Company defaults in the payment of the principal
               -------
or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Agreement occurs (including the bankruptcy or insolvency of the Company), Ledecky may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the District of Columbia or otherwise available to Ledecky under applicable law. Without limiting the foregoing, Ledecky is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to the Company, at such price or prices and upon such terms as Ledecky may deem advisable. the Company shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, Ledecky may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to the Company and the Company shall be entitled to the return of any of the Pledged Shares remaining in the hands of Ledecky. The Company shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by Ledecky to collect such deficiency.

          3.6  Costs and Attorneys' Fees.  All costs and expenses (including
               -------------------------
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by the Company or repaid from the proceeds of the sale of the Pledged Shares hereunder.

          3.7  Payment of Indebtedness and Release of Pledged Shares.  Upon
               -----------------------------------------------------
payment in full of the indebtedness evidenced by the Note, Ledecky shall surrender the Pledged Shares (and any dividends held as security) to the Company together with all forms of assignment.

          3.8  No Other Liens; No Sales or Transfers.  The Company hereby
               -------------------------------------
represents and warrants that he has good and valid title to all of the Pledged Shares, free and clear of all liens, security interests and other encumbrances, and the Company hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, the Company shall not (i) create, incur, assure or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or the Company's rights or a holder thereof, other than pursuant to this Agreement, or
(ii) sell or otherwise transfer any Pledged Shares or any interest therein.

          3.9  Further Assurances.  The Company agrees that at any time and from
               ------------------
time to time upon the written request of Ledecky, the Company shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as Ledecky may reasonably request in order to effect the purposes of this Agreement.

          Section 4.  Representations and Warranties.  In addition to the
                      ------------------------------
representations and warranties contained in Section 3.8 above, in order to
                                            -----------
induce Ledecky to enter into this Agreement, the Company represents and warrants to Ledecky that:

          4.1. Due Organization, Good Standing and Authority.  The Company is
               ---------------------------------------------
duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in every jurisdiction where necessary in light of its business and properties, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company. The Company has full power, authority and legal right (a) to own or lease its assets and properties and to conduct its business as now being conducted, and (b) to incur its obligations under and to perform the terms of this Agreement and the Note.

          4.2. Due Authorization; Non-contravention.  The execution and delivery
               ------------------------------------
by the Company of this Agreement and the Note and all ancillary instruments issued hereunder, and the performance of the terms hereof and thereof will not be, or result in, a violation, breach or default of any law, agreement or instrument to which the Company is a party.

          4.3. Validity.  This Agreement and the Note when delivered will be,
               --------
legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          4.4. Litigation.  There is no action, suit or proceeding, by or before
               ----------
any governmental or regulatory authority, court, arbitral tribunal or other body now pending (or, to the best knowledge of the Company, threatened) against or affecting the Company or any of its properties, rights, or assets or which may effect the legality or enforceability of this Agreement and the Note.

          Section 5.  Covenants.  In addition to the covenants contained in
                      ---------
Section 3.8 above, the Company covenants and agrees that, from the date hereof
-----------
until the Termination Date and for so long as the Loans remain outstanding and unpaid, in whole or in part, or any other amount is owing to Ledecky under this Agreement, unless Ledecky shall otherwise consent in writing:

          5.1. Notice to Ledecky.  The Company will promptly give notice to
               -----------------
Ledecky as soon as it becomes aware of (a) any Event of Default (as defined in
Section 6) or (b) any other matter, event or thing that has had or could
---------
reasonably have a material adverse effect on the Company or its financial condition.

          5.2. Financial Statements, Monthly Reports and the Financial
               -------------------------------------------------------
Information.  As soon as practicable (and in any event not later than 90 days
-----------
after each fiscal year and 45 days after each other fiscal quarter), the Company shall furnish to Ledecky annual unaudited and quarterly unaudited consolidated financial statements. The Company will also furnish such other information regarding the financial condition of the Company, and the condition and operations of the Company as Ledecky may reasonably request from time to time.

          5.3. Maintenance of Existence.  The Company will preserve and maintain
               ------------------------
its legal existence and all of its rights and privileges necessary for the proper conduct of its business and will become and remain qualified to do business in each jurisdiction where necessary in light of its businesses and properties, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company.

          5.4. Taxes.  The Company shall pay all federal, state and local taxes
               -----
imposed on it or on any of its property prior to the date on which any penalties attach and all lawful claims which, if unpaid, might become a lien upon any of the Collateral. The Company shall have the right, however, to contest in good faith the validity or amount of any such taxes by proper proceedings timely instituted, and may permit the taxes so contested to remain unpaid during the period of such contest if it diligently prosecutes such contest and such contest does not involve any material risk of the sale, forfeiture or loss of any part of the Collateral.

          5.5. Books and Records; Right of Audit and Inspection.  The Company
               ------------------------------------------------
shall keep proper books of record in accordance with generally accepted accounting principles and permit representatives of Ledecky, to visit and inspect the Company's properties, to examine the books and records and to discuss the affairs, finances and accounts of the Company with the Company's principal officers, engineers and independent accountants, all at such reasonable times and at such intervals as Ledecky may desire.


          Section 6.  Events of Default and Remedies
                      ------------------------------

          6.1. Events of Default.  The occurrence and continuance of any one or
               -----------------
more of the following events (whether or not in the control of the Company) shall constitute an Event of Default:

          (a) Nonpayment.  The Company shall fail to make, on or before the due
              ----------
date, in the manner required, any payment of principal, interest or any other sums due under this Agreement.

          (b) Other Defaults; Cure Period.  The Company shall fail to observe or
              ---------------------------
perform any of its covenants contained in this Agreement, other than the covenants and provisions relating to payments in paragraph (a) above, and the
                                                 -------------
Company shall have not remedied such default within thirty (30) business days after such default.

          (c) Representation or Warranty.  Any representation, warranty or
              --------------------------
statement made or deemed to be made by the Company herein or in any document given hereunder shall prove to have been untrue in any material respect as of the time made.

          (d) Insolvency.  The Company shall generally not pay its debts as such
              ----------
debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or
(i) the Company shall commence any voluntary bankruptcy proceeding, or (ii) their shall be commenced against the Company by another party any such case, proceeding or other action in bankruptcy which remains unstayed, undismissed or undischarged for a period of 60 days.

          6.2. Acceleration.  On the Date of Default, there shall immediately be
               ------------
due and payable to Ledecky the amount of the Loans outstanding, plus accrued interest and all other amounts owed by the Company pursuant to this Agreement. All amounts under this Section 6 are due and payable without presentment,
                       ---------
demand, protest and all other notices of any kind are hereby expressly waived by the Company.

          6.3. Remedies Upon Event of Default.
               ------------------------------

               (a) General.  Subject to Section 6.3(b) below, if any Event of
                   -------              -------------
Default shall have occurred and be continuing, Ledecky may proceed to protect and enforce his rights as holder of the Note, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, and may proceed to enforce the payment of all amounts due upon the Note, and such further amounts as shall be sufficient to cover the costs and expenses of collection (including, without limitation, reasonable counsel fees and disbursements), or to enforce any other legal or equitable right of the holder of the Note. In addition, Ledecky shall have all the rights of a pledgee in possession of the Pledged Shares under the applicable provisions of law and of the Uniform Commercial Code as in effect in the District of Columbia, and any other jurisdiction where any of the Collateral is located, and all rights and remedies provided in Section 3 of this Agreement or at law or in
                                    ---------
equity or otherwise.

               (b) Remedies for Non-Payment.    If an Event of Default pursuant
                   ------------------------
to Section 6.1(a) shall have occurred, Ledecky shall have the sole option to
   --------------
either (i) pursue his rights under Section 6.3(a) above or (ii) extend the terms
                                   --------------
of the Note for an additional three (3) months, in which case the Note would not be in default but would continue to accrue interest at the non-default rate under the Note.

               (c) Remedies Cumulative. No remedy conferred in this Agreement or
                   -------------------
the Note upon Ledecky is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

               (d) Remedies Not Waived. No course of dealing between the Company
                   -------------------
and Ledecky, and no delay or failure in exercising any rights hereunder or under the Note in respect thereof, shall operate as a waiver of any of the rights of Ledecky.

          Section 7.  Miscellaneous
                      -------------

          7.1. Notices.  All notices, demands or other communications in
               -------
connection with this Agreement shall be in writing and shall be delivered by hand, sent by registered or certified mail or by facsimile addressed to the parties as set forth below (or to such other address as the parties may designate by notice):

          If to Ledecky:

               Jonathan J. Ledecky
               800 Connecticut Avenue, N.W.
               Suite 1111
               Washington, DC 20006
               Tel:  (202) 261-6000
               Fax:  (202) 261-6020

          If to the Company to:

               E2Enet.com, Inc.
               800 Connecticut Avenue, N.W.
               Suite 1111
               Washington, D.C.  20006
               Attention:  Steven J. Quamme
               Tel:  (202) 261-6000
               Fax:  (202) 261-6020

          With a copy to:

               Hogan & Hartson L.L.P.
               555 13th Street, N.W.
               Washington, D.C. 20004
               Attention:  J. Hovey Kemp
               Tel:  (202) 637-5623
               Fax:  (202) 637-5910

A notice delivered by hand to a party shall be deemed received when delivered. A notice sent by mail shall be deemed received on the fifth business day after mailing. A notice sent by facsimile shall be deemed received upon receipt of the relevant confirmation or answerback.

          7.2. Amendments, etc.  No amendment or waiver of any provision of this
               ---------------
Agreement or the Note, nor consent to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          7.3. Costs and Expenses.  The Company agrees to pay on demand all
               ------------------
losses, costs and expenses, if any (including reasonable counsel fees and expenses), in connection with any collection or enforcement actions taken by Ledecky under this Agreement, the Note and the

Collateral Agreements.

          7.4. Indemnification.  The Company will indemnify and hold harmless
               ---------------
Ledecky and his agents, representatives and employees against any and all costs, claims, losses and expenses (including reasonable attorneys' fees) sustained or incurred as a consequence of, arising from or related to the negotiation, execution and performance of this Agreement, the Note and the Collateral Agreements.

          7.5. Binding Effect; Assignment of Rights.  This Agreement shall
               ------------------------------------
become effective when it has been executed by the parties and thereafter shall be binding upon and inure to the benefit of the Company and Ledecky and their respective successors, transferees and assigns, except that the Company shall not have the right to transfer or assign any of its rights or obligations hereunder without the prior written consent of Ledecky.

          7.6. Governing Law.  This agreement shall be governed in accordance
               -------------
with the laws of the state of California, without giving effect to its choice of law principles.

          7.7. Counterparts; Facsimile Signatures.  This Agreement may be
               ----------------------------------
executed in counterparts and executed signature pages sent to the other party by facsimile transmission shall be binding as evidence of such party's agreement hereto and acceptance hereof.

          7.8. Entire Agreement.  This Agreement and the other documents
               ----------------
referred to herein, constitute the entire agreement between Ledecky and the Company and no other agreements, promises, representations and warranties (express or implied), except those expressly set forth herein have been relied upon by the Company or have been made by Ledecky.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its respective duly authorized officers as of the day and year first above written.

                              COMPANY:
                              -------

                              E2Enet.com, Inc.



                              By: /s/ Steven J. Quamme
                                  ----------------------------
                                  Name:  Steven J. Quamme
                                  Title: Senior Vice President and Secretary

                              /s/ Jonathan J. Ledecky
                              --------------------------------
                              Jonathan J. Ledecky

                 FIRST AMENDMENT TO LOAN AND PLEDGE AGREEMENT
                 --------------------------------------------

          This FIRST AMENDMENT TO LOAN AND PLEDGE AGREEMENT (this "Amendment") is made as of September 10, 1999, by and among E2Enet, Inc. (formerly known as E2Enet.com, Inc.), a Delaware corporation (the "Company"), and Jonathan J. Ledecky ("Ledecky").

                                    Recital
                                    -------

          A. The Company and Ledecky entered into a Loan and Pledge Agreement dated May 14, 1999 (the "May Loan Agreement"; together with this Amendment, the "Loan Agreement"), under which Ledecky has, as of the date of this Amendment, made loans to the Company in an aggregate principal amount of $4,185,462.27, which loans are evidenced by an Amended and Restated Promissory Note secured by a pledge of the capital stock of certain Internet-related companies and businesses in which the Company had invested or would invest using the proceeds of such loans (the "First Amended Note");

          B. The Company, Northwood Ventures LLC ("Northwood Ventures") and Northwood Capital Partners LLC ("Northwood Capital") are entering into a Convertible Note and Warrant Purchase Agreement (the "Northwood Note Purchase Agreement"), under which Northwood Ventures and Northwood Capital have agreed to invest an aggregate of $4,000,000 in the Company, evidenced by the issuance of convertible secured notes by the Company to Northwood Ventures and Northwood Capital dated as of the date hereof (the "Northwood Notes")(collectively, the Northwood Note Purchase Agreement and the Northwood Notes are referred to as the "Northwood Agreements");

          C.  The Company, Northwood Ventures, Northwood Capital and Ledecky and
J. Hovey Kemp as trustee (the "Trustee") are entering into a Pledge Agreement (the "Pledge Agreement") and an Intercreditor Agreement (the "Intercreditor Agreement")(collectively, the Pledge Agreement and the Intercreditor Agreement are referred to as the "Ledecky/Northwood Agreements"); and

          D. The Company and Ledecky desire to enter into this Amendment and to amend the First Amended Note in connection with the Pledge Agreement and the Northwood Agreements.

                                   Agreement
                                   ---------

          In consideration of the agreements and covenants contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Subject to the execution by the Company of the Second Amended Note, Section 1.2 of the May Loan Agreement is amended, in part, by replacing the form of the Note attached thereto as Exhibit A with the form of Note
                                         ---------
attached hereto as Exhibit A1 (the "Second Amended Note").
                   ----------

          2. Subject to the execution by the Company of the Second Amended Note and the Pledge Agreement attached as Exhibit B hereto (the "Pledge Agreement"),
                                     ---------
Section 3 and Schedule 1 of the May Loan Agreement are amended by deleting them in their entirety. This Loan Agreement and the Second Amended Note are secured by certain collateral as described in and pursuant to the Pledge Agreement.

          3. Subject to the execution by the Company of the Pledge Agreement, the May Loan Agreement is amended throughout by substituting the phrase "Pledged Securities" for the phrase "Pledged Shares".

          4.  Amendment of Section 6.  Section 6.1 of the May Loan Agreement is
              ----------------------
amended, in part, as follows:

              4.1 Section 6.1(a) is replaced in its entirety with the following:

              "(a)  Nonpayment.  The Company shall fail to make, on or before
                    ----------
the due date, in the manner required, any payment of principal, interest or any other sums due under this Agreement, the Second Amended Note or the Northwood Notes, and continuance of such failure for more than five (5) business days after written notice thereof from Ledecky or the holder of the relevant Note, as the case may be."

              4.2 Section 6.1(b) is amended by striking the word "business" in the fourth line.

              4.3  The following Section 6.1(e) is added:

              "(e) An Event of Default under any of the Northwood Agreements or the Second Amended Note shall have occurred and be continuing."

              4.4 Section 6.2 is amended by substituting the words "If an Event of Default shall have occurred and be continuing" for the words "On the Date of Default" at the beginning of the section.

              4.5 Section 6.3(b) is amended by adding the words "and shall be continuing" after the word "occurred" in the second line.

          5.  Representations and Warranties.  In order to induce Ledecky to
              ------------------------------
enter into this Amendment, the Company represents and warrants to Ledecky that:

              5.1.  Due Organization, Good Standing and Authority.  The Company
                    ---------------------------------------------
is duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in every jurisdiction where necessary in light of its business and properties, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company. The Company has full power, authority and legal right (a) to own or lease its assets and properties and to conduct its business as now being conducted, and (b) to incur its obligations under and to perform the terms of this Amendment and the Second Amended Note.

              5.2.  Due Authorization; Non-contravention.  The execution and
                   ------------------------------------
delivery by the Company of this Amendment and the Second Amended Note and all ancillary instruments issued hereunder, and the performance of the terms hereof and thereof will not be, or result in, a violation, breach or default of any law, agreement or instrument to which the Company is a party.

              5.3.  Validity.  This Amendment and the Second Amended Note when
                    --------
delivered will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

              5.4.  Litigation.  There is no action, suit or proceeding, by or
                    ----------
before any governmental or regulatory authority, court, arbitral tribunal or other body now pending (or, to the best knowledge of the Company, threatened) against or affecting the Company or any of its properties, rights, or assets or which may affect the legality or enforceability of this Amendment and the Second Amended Note.

          6.  Partial Repayment.  The Company has funded several investments
              -----------------
with money borrowed by the Company under the First Amended Note, including $250,000 recently invested in or lent by the Company to Buyline.net, Inc. ("Buyline") and $400,000 recently invested by the Company in MEI Software Systems, Inc. ("MEI"). The Company shall reimburse Ledecky, from proceeds received in connection with the Northwood Agreements, for the prior investment in Buyline and MEI by the Company's repayment of the Second Amended Note in the amount of $650,000.

          7.  Governing Law.  This Amendment and the entire Agreement shall be
              -------------
governed in accordance with the laws of the state of Delaware, without giving effect to its choice of law principles.

          8.  May Loan Agreement.  Except as expressly provided herein, the
              ------------------
provisions of the May Loan Agreement remain in full force and effect.

          9.  Counterparts; Facsimile Signatures.  This Amendment may be
              ----------------------------------
executed in counterparts and executed signature pages sent to the other party by facsimile transmission shall be binding as evidence of such party's agreement hereto and acceptance hereof.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its respective duly authorized officers as of the day and year first above written.


                              COMPANY:
                              -------

                              E2Enet, Inc.



                              By:   /s/ Steven J. Quamme
                                    _________________________________
                                    Name:   Steven J. Quamme
                                    Title:  Senior Vice President and
                                            Secretary


                              /s/ Jonathan J. Ledecky
                              _______________________________________
                              Jonathan J. Ledecky